Exhibit 99.1

NEWS RELEASE

CONTACTS
MEDIA:	INVESTORS:
Lattice Semiconductor Corporation	Global IR Partners
Doug Hunter, 503.268.8512	David Pasquale, 914.337.8801
doug.hunter@latticesemi.com	lscc@globalirpartners.com

LATTICE SEMICONDUCTOR REPORTS SECOND QUARTER 2019 RESULTS

•	Revenue Growth of 4.3% Sequentially from Q1 '19 to Q2 '19

•	Gross Margin of 58.7% on a GAAP Basis and 59.0% on a Non-GAAP Basis

•	Net Income Improves to $0.06 / $0.15 Per Diluted Share on a GAAP / Non-GAAP Basis

•	$40 Million in Discretionary Debt Payments
* GAAP represents U.S. Generally Accepted Accounting Principles. Non-GAAP represents GAAP excluding the impact of certain activities which the Company's management excludes in analyzing the Company's operating results and in understanding trends in the Company's earnings. For a reconciliation of GAAP to non-GAAP results, see accompanying tables "Reconciliation of U.S. GAAP to Non-GAAP Financial Measures."
HILLSBORO, OR - July 30, 2019 - Lattice Semiconductor Corporation (NASDAQ: LSCC), the low power programmable leader, announced financial results today for the fiscal second quarter ended June 29, 2019.
Jim Anderson, President and Chief Executive Officer, said, "We achieved the highest profitability level in over a decade, with a record high in operating income percentage and significant improvements across key metrics, such as EPS. We continue to drive operational improvements and we are also benefiting from strength in our communications, computing, and industrial markets. We are pleased with our progress and remain focused on execution and driving further improvement, as we unlock additional value for the company and its shareholders."
Sherri Luther, Chief Financial Officer, said, "In addition to driving a 42.6% improvement in non-GAAP diluted EPS in Q2 2019 compared to Q1 2019, we achieved a major improvement in cash generation, with $44.7 million in cash provided by operations in Q2 2019. We made $40 million in discretionary debt payments reducing our non-GAAP debt leverage ratio below 2, as defined in the credit agreement, and refinanced our corporate debt on more favorable terms. We continue to focus on profitability and cash generation, as we execute on our gross margin expansion strategy."

Selected Second Quarter 2019 Financial Results and Comparisons (in thousands, except per share data)

	GAAP Quarterly Financial Results
	Q2 2019	Q1 2019	Q2 2018	Q/Q	Y/Y
Revenue	$102,296	$98,091	$102,715	+ 4.3%	(0.4%)
Gross Margin %	58.7%	58.8%	48.9%	(10) bps	+ 980 bps
R&D Expense %	18.9%	20.0%	20.5%	(110) bps	(160) bps
SG&A Expense %	19.3%	21.2%	20.5%	(190) bps	(120) bps
Operating Expense	$45,652	$45,176	$63,812	+ 1.1%	(28.5%)
Operating Income	$14,386	$12,476	$(13,564)	+ 15.3%	+ 206.1%
Net Income (Loss)	$8,559	$7,408	$(20,223)	+ 15.5%	+ 142.3%
Net Income (Loss) per share - Basic	$0.06	$0.06	$(0.16)	—	+ $0.22
Net Income (Loss) per share - Diluted	$0.06	$0.05	$(0.16)	+ $0.01	+ $0.22

	Non-GAAP* Quarterly Financial Results
	Q2 2019	Q1 2019	Q2 2018	Q/Q	Y/Y
Revenue	$102,296	$98,091	$102,715	+ 4.3%	(0.4%)
Gross Margin %	59.0%	58.6%	57.2%	+ 40 bps	+ 180 bps
R&D Expense %	17.7%	18.9%	19.7%	(120) bps	(200) bps
SG&A Expense %	17.0%	18.8%	19.2%	(180) bps	(220) bps
Operating Expense	$35,494	$37,985	$39,945	(6.6%)	(11.1%)
Operating Income	$24,871	$19,531	$18,776	+ 27.3%	+ 32.5%
Net Income	$21,087	$14,561	$12,375	+ 44.8%	+ 70.4%
Net Income per share - Basic	$0.16	$0.11	$0.10	+ $0.05	+ $0.06
Net Income per share - Diluted	$0.15	$0.11	$0.10	+ $0.04	+ $0.05
* GAAP represents U.S. Generally Accepted Accounting Principles. Non-GAAP represents GAAP excluding the impact of certain activities which the Company's management excludes in analyzing the Company's operating results and in understanding trends in the Company's earnings. For a reconciliation of GAAP to non-GAAP results, see accompanying tables "Reconciliation of U.S. GAAP to Non-GAAP Financial Measures."

Second Quarter 2019 Highlights

•	Improved Profitability: Achieved a 142% increase in net income on a GAAP basis in Q2 2019 compared to Q2 2018, and a 70% increase in net income on a non-GAAP basis in Q2 2019 compared to Q2 2018.

•	Debt Refinance and De-lever: Made $40 million in discretionary debt payments, reduced leverage ratio below 2, and successfully refinanced corporate debt, which lowered the interest rate by 275 basis points, extended the maturity by 3 years to 2024.

•
Launched New Platform Security Product: The MachXO3D™ FPGA simplifies the implementation of robust, comprehensive and flexible hardware-based security. MachXO3D can protect, detect and recover itself and other components from unauthorized firmware access at every stage of a system’s lifecycle, from the point of manufacturing all the way to the system’s end of life.

•
Higher Performance AI: Announced major performance and design flow enhancements for Lattice's award-winning sensAI™ solutions stack. The Lattice sensAI stack provides a comprehensive hardware and software solution for implementing low power, always-on artificial intelligence (AI) functionality in smart devices operating at the Edge. sensAI was awarded the EDN Hot 100 Product Award, Tools & Development Category, the AI Breakthrough Award, Best AI-Based Solution for Engineering, and the Electronics Industry Award, Internet of Things Product of the Year, among others.

•
New Reference Design for Video Applications: Announced availability of the latest in a series of new reference designs featuring the popular Lattice CrossLink™ FPGA for video bridging applications.  The MIPI DSI/CSI-2 to OpenLDI LVDS Interface Bridge reference design provides industrial device customers with a flexible and easy to implement solution to connect today’s more advanced application processors to the displays used in many of today’s industrial environments.

Business Outlook - Third Quarter of 2019:

•	Revenue for the third quarter of 2019 is expected to be between $101 million and $105 million.

•	Gross margin percentage for the third quarter of 2019 is expected to be 59% plus or minus 1% on a non-GAAP basis.

•	Total operating expenses for the third quarter of 2019 are expected to be between $35.5 million and $36.5 million on a non-GAAP basis.

Non-GAAP Financial Measures: In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings release makes reference to non-GAAP measures. With respect to the outlook for the third quarter of 2019, certain items that affect GAAP measurement of  financial metrics are out of the Company’s control and/or cannot be reasonably predicted. Consequently, the Company is unable to provide a reasonable estimate of GAAP measurement for guidance or a corresponding reconciliation to GAAP for the quarter. Additional information regarding the reasons the Company uses non-GAAP measures, a reconciliation of these measures to the most directly comparable GAAP measures, and other information relating to these measures are included below, following the GAAP financial information.

Investor Conference Call / Webcast Details:
Lattice Semiconductor will review the Company's financial results for the fiscal second quarter and business outlook on Tuesday, July 30 at 5:00 p.m. Eastern Time. The dial-in number for the live audio call is 1-888-684-5603 or 1-918-398-4852 with conference identification number 8176926. A live webcast of the conference call will also be available on the investor relations section of www.latticesemi.com. The Company's financial guidance will be limited to the comments on its public quarterly earnings call and the public business outlook statements contained in this press release.

Forward-Looking Statements Notice:
The foregoing paragraphs contain forward-looking statements that involve estimates, assumptions, risks and uncertainties. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Such forward-looking statements include statements relating to: our belief that we will unlock additional value for the Company and its shareholders; and the statements under the heading “Business Outlook - Third Quarter of 2019.” Other forward-looking statements may be indicated by words such as “will,” “could,” “should,” “would,” “may,” “expect,” “plan,” “project,” “anticipate,” “intend,” “forecast,” “future,” “believe,” “estimate,” “predict,” “propose,” “potential,” “continue” or the negative of these terms or other comparable terminology.
Estimates of future revenue are inherently uncertain due to such factors such as global economic conditions which may affect customer demand, pricing pressures, competitive actions, and international trade disputes and sanctions. Actual gross margin percentage and operating expenses could vary from the estimates on the basis of, among other things, changes in revenue levels, changes in product pricing and mix, changes in wafer, assembly, test and other costs, variations in manufacturing yields, the failure to sustain operational improvements, and the actual amount of compensation charges due to stock price changes. Actual results are subject to risks and uncertainties that relate more broadly to our overall business, including those risks more fully described in Lattice’s filings with the SEC including its Annual Report on Form 10-K for the fiscal year ended December 29, 2018, and Lattice’s quarterly reports filed on Form 10-Q. Lattice believes these and other risks and uncertainties could cause actual results to differ materially from the forward-looking statements. You should not unduly rely on forward-looking statements because actual results could differ materially from those expressed in any forward-looking statements. In addition, any forward-looking statement applies only as of the date on which it is made. The Company does not intend to update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures:
Included within this press release and the accompanying tables and notes are certain non-GAAP financial measures that supplement the Company's consolidated financial information prepared in accordance with U.S. GAAP. The non-GAAP measures presented exclude charges and adjustments primarily related to stock-based compensation, restructuring plans and related charges, acquisition-related charges, amortization and impairment of acquired intangible assets, inventory adjustments related to restructured operations, and the estimated tax effect of these items. These charges and adjustments are a result of periodic or non-core operating activities of the Company. The Company describes these non-GAAP financial measures and reconciles them to the most directly comparable GAAP measures in the tables and notes attached to this press release.
The Company's management believes that these non-GAAP financial measures provide an additional and useful way of viewing aspects of our performance that, when viewed in conjunction with our GAAP results, provide a more comprehensive understanding of the various factors and trends affecting our ongoing financial performance and operating results than GAAP measures alone. Management also uses these non-GAAP measures for strategic and business decision-making, internal budgeting, forecasting, and resource allocation processes and believes that investors should have access to similar data.
These non-GAAP measures are included solely for informational and comparative purposes and are not meant as a substitute for GAAP and should be considered together with the consolidated financial information located in the tables attached to this press release.

About Lattice Semiconductor Corporation:
Lattice Semiconductor (NASDAQ: LSCC) is a leader in low power, small form factor programmable logic devices. Our FPGAs deliver intelligence, connectivity, and control solutions to the industrial, compute, communications, consumer, and automotive markets. Our unwavering commitment to our global customers enables them to accelerate their innovation, creating an even better and more connected world.
For more information about Lattice, please visit www.latticesemi.com. You can also follow us via LinkedIn, Twitter, Facebook, YouTube, WeChat, Weibo or Youku.
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Lattice Semiconductor Corporation
Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	June 29, 2019	March 30, 2019	June 30, 2018	June 29, 2019	June 30, 2018
Revenue	$102,296	$98,091	$102,715	$200,387	$201,338
Cost of sales	42,258	40,439	52,467	82,697	94,569
Gross margin	60,038	57,652	50,248	117,690	106,769
Operating expenses:
Research and development	19,377	19,665	21,081	39,042	44,022
Selling, general, and administrative	19,759	20,781	21,068	40,540	48,111
Amortization of acquired intangible assets	3,390	3,389	4,523	6,779	10,159
Restructuring	3,126	1,341	4,376	4,467	5,405
Acquisition related charges	—	—	864	—	1,531
Impairment of acquired intangible assets	—	—	11,900	—	11,900
Total operating expenses	45,652	45,176	63,812	90,828	121,128
Income (loss) from operations	14,386	12,476	(13,564)	26,862	(14,359)
Interest expense	(3,538)	(4,987)	(4,968)	(8,525)	(10,082)
Other (expense) income, net	(2,109)	153	(348)	(1,956)	206
Income (loss) before income taxes	8,739	7,642	(18,880)	16,381	(24,235)
Income tax expense	180	234	1,343	414	1,940
Net income (loss)	$8,559	$7,408	$(20,223)	$15,967	$(26,175)

Net income (loss) per share:
Basic	$0.06	$0.06	$(0.16)	$0.12	$(0.21)
Diluted	$0.06	$0.05	$(0.16)	$0.12	$(0.21)

Shares used in per share calculations:
Basic	132,206	130,992	124,843	131,599	124,460
Diluted	137,221	134,810	124,843	136,133	124,460

Lattice Semiconductor Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	June 29, 2019	December 29, 2018
Assets
Current assets:
Cash and cash equivalents	$122,636	$119,051
Short-term marketable securities	—	9,624
Accounts receivable, net	37,893	60,890
Inventories	64,964	67,096
Other current assets	30,752	27,762
Total current assets	256,245	284,423

Property and equipment, net	39,593	34,883
Operating lease right-of-use assets	26,092	—
Intangible assets, net	13,784	21,325
Goodwill	267,514	267,514
Deferred income taxes	227	215
Other long-term assets	13,204	15,327
	$616,659	$623,687

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and other accrued liabilities	$61,123	$61,128
Current portion of long-term debt	17,190	8,290
Current portion of operating lease liabilities	4,804	—
Total current liabilities	83,117	69,418

Long-term debt, net of current portion	172,287	251,357
Long-term operating lease liabilities, net of current portion	23,792	—
Other long-term liabilities	42,286	44,455
Total liabilities	321,482	365,230

Stockholders' equity	295,177	258,457
	$616,659	$623,687

Lattice Semiconductor Corporation
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Six Months Ended
	June 29, 2019	June 30, 2018
Cash flows from operating activities:
Net income (loss)	$15,967	$(26,175)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	16,450	22,425
Impairment of acquired intangible assets	—	11,900
Stock-based compensation expense	7,655	7,200
Other non-cash adjustments	7,295	928
Net changes in assets and liabilities	19,129	(6,696)
Net cash provided by operating activities	66,496	9,582
Cash flows from investing activities:
Capital expenditures	(8,459)	(4,105)
Other investing activities	6,058	(11,084)
Net cash used in investing activities	(2,401)	(15,189)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	206,500	—
Cash paid for debt issuance costs	(2,086)	—
Repayment of long-term debt	(278,033)	(12,009)
Net cash flows related to stock compensation exercises	13,023	5,040
Net cash used in financing activities	(60,596)	(6,969)
Effect of exchange rate change on cash	86	(540)
Net increase (decrease) in cash and cash equivalents	3,585	(13,116)
Beginning cash and cash equivalents	119,051	106,815
Ending cash and cash equivalents	$122,636	$93,699

Supplemental disclosure of cash flow information and non-cash investing and financing activities:
Interest paid	$8,103	$9,177
Income taxes paid, net of refunds	$1,500	$2,057

Lattice Semiconductor Corporation
Supplemental Historical Financial Information
(unaudited)

	Three Months Ended
	June 29, 2019	March 30, 2019	June 30, 2018
Balance Sheet Information
A/R Days Revenue Outstanding (DSO)	34	52	68
Inventory Days (DIO)	140	151	114

Revenue% (by Geography)
Asia	75%	70%	76%
Europe (incl. Africa)	12%	12%	12%
Americas	13%	18%	12%

Revenue% (by End Market)
Communications and Computing	39%	36%	29%
Industrial and Automotive	38%	37%	43%
Consumer	19%	20%	24%
Licensing and Services	4%	7%	4%

Revenue% (by Channel)
Distribution	85%	79%	86%
Direct	15%	21%	14%

Lattice Semiconductor Corporation
Reconciliation of U.S. GAAP to Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	June 29, 2019	March 30, 2019	June 30, 2018

Gross Margin Reconciliation
GAAP Gross margin	$60,038	$57,652	$50,248
Inventory adjustment related to restructured operations	—	(338)	8,277
Stock-based compensation - gross margin	327	202	196
Non-GAAP Gross margin	$60,365	$57,516	$58,721

Gross Margin % Reconciliation
GAAP Gross margin %	58.7%	58.8%	48.9%
Cumulative effect of non-GAAP Gross Margin adjustments	0.3%	(0.2)%	8.3%
Non-GAAP Gross margin %	59.0%	58.6%	57.2%

Research and Development Expense % (R&D Expense %) Reconciliation
GAAP R&D Expense %	18.9%	20.0%	20.5%
Stock-based compensation - R&D	(1.2)%	(1.1)%	(0.8)%
Non-GAAP R&D Expense %	17.7%	18.9%	19.7%

Selling, General, and Administrative Expense % (SG&A Expense %) Reconciliation
GAAP SG&A Expense %	19.3%	21.2%	20.5%
Stock-based compensation - SG&A	(2.3)%	(2.4)%	(1.3)%
Non-GAAP SG&A Expense %	17.0%	18.8%	19.2%

Operating Expenses Reconciliation
GAAP Operating expenses	$45,652	$45,176	$63,812
Amortization of acquired intangible assets	(3,390)	(3,389)	(4,523)
Restructuring charges	(3,126)	(1,341)	(4,376)
Acquisition related charges (1)	—	—	(864)
Impairment of acquired intangible assets	—	1,023	(11,900)
Stock-based compensation - operations	(3,642)	(3,484)	(2,204)
Non-GAAP Operating expenses	$35,494	$37,985	$39,945

Income (Loss) from Operations Reconciliation
GAAP Income (loss) from operations	$14,386	$12,476	$(13,564)
Inventory adjustment related to restructured operations	—	(338)	8,277
Stock-based compensation - gross margin	327	202	196
Amortization of acquired intangible assets	3,390	3,389	4,523
Restructuring charges	3,126	1,341	4,376
Acquisition related charges (1)	—	—	864
Impairment of acquired intangible assets	—	(1,023)	11,900
Stock-based compensation - operations	3,642	3,484	2,204
Non-GAAP Income from operations	$24,871	$19,531	$18,776

Income (Loss) from Operations % Reconciliation
GAAP Income (loss) from operations %	14.1%	12.7%	(13.2)%
Cumulative effect of non-GAAP Gross Margin and Operating adjustments	10.2%	7.2%	31.5%
Non-GAAP Income from operations %	24.3%	19.9%	18.3%

(1) Legal fees and outside services that were related to our proposed acquisition by Canyon Bridge Acquisition Company, Inc.

Lattice Semiconductor Corporation
Reconciliation of U.S. GAAP to Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	June 29, 2019	March 30, 2019	June 30, 2018

Other (Expense) Income, Net Reconciliation
GAAP Other (expense) income, net	$(2,109)	$153	$(348)
Loss on re-financing of long-term debt	2,235	—	—
Non-GAAP Other income (expense), net	$126	$153	$(348)

Income Tax Expense Reconciliation
GAAP Income tax expense	$180	$234	$1,343
Estimated tax effect of non-GAAP adjustments (2)	192	(98)	(258)
Non-GAAP Income tax expense	$372	$136	$1,085

Net Income (Loss) Reconciliation
GAAP Net income (loss)	$8,559	$7,408	$(20,223)
Inventory adjustment related to restructured operations	—	(338)	8,277
Stock-based compensation - gross margin	327	202	196
Amortization of acquired intangible assets	3,390	3,389	4,523
Restructuring charges	3,126	1,341	4,376
Acquisition related charges (1)	—	—	864
Impairment of acquired intangible assets	—	(1,023)	11,900
Stock-based compensation - operations	3,642	3,484	2,204
Loss on re-financing of long-term debt	2,235	—	—
Estimated tax effect of non-GAAP adjustments (2)	(192)	98	258
Non-GAAP Net income	$21,087	$14,561	$12,375

Net Income (Loss) Per Share Reconciliation
GAAP Net income (loss) per share - basic	$0.06	$0.06	$(0.16)
Cumulative effect of Non-GAAP adjustments	0.10	0.05	0.26
Non-GAAP Net income per share - basic	$0.16	$0.11	$0.10

GAAP Net income (loss) per share - diluted	$0.06	$0.05	$(0.16)
Cumulative effect of Non-GAAP adjustments	0.09	0.06	0.26
Non-GAAP Net income per share - diluted	$0.15	$0.11	$0.10

Shares used in per share calculations:
Basic	132,206	130,992	124,843
Diluted - GAAP (3)	137,221	134,810	124,843
Diluted - Non-GAAP (3)	137,221	134,810	125,620

(1) Legal fees and outside services that were related to our proposed acquisition by Canyon Bridge Acquisition Company, Inc.
(2) We calculate non-GAAP tax expense by applying our tax provision model to year-to-date and projected income after adjusting for non-GAAP items. The difference between calculated values for GAAP and non-GAAP tax expense has been included as the “Estimated tax effect of non-GAAP adjustments.”
(3) Diluted shares are calculated using the GAAP treasury stock method. In a loss position, diluted shares equal basic shares.